SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                  July 29, 2002

                               eMagin Corporation
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                             000-24757                  56-1764501
----------------------           ------------------------      ----------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
      Incorporation) Number)                                    Identification)


                2070 Route 52, Hopewell Junction, New York 12533
        -----------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)



ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     On July 29, 2002, eMagin Corporation ("eMagin") was notified by the Securities and Exchange Commission that Arthur Andersen LLP ("Arthur Andersen") had notified it that Arthur Andersen was unable to perform future audit services for eMagin as a result of the wind-down of Arthur Andersen's business, effectively terminating eMagin's relationship Arthur Andersen. Consequently, as of July 29, 2002, Arthur Andersen will no longer serve as eMagin's independent auditor.

     The audit reports of Arthur Andersen on the consolidated financial statements of eMagin for each of the years ended December 31, 2000, and December 31, 2001, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2000 and December 31, 2001, as well as during the period from January 1, 2002 through July 29, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference to the matter in their report.

     During the two most recent fiscal years and through July 29, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     eMagin has been unable to contact Arthur Andersen in connection with a request that Arthur Andersen furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and disclosure due to the fact that the personnel primarily responsible for eMagin's account (including the engagement partner and manager) have left Arthur Andersen.

     On September 23, 2002, eMagin, upon recommendation of the Audit Committee of its Board of Directors, engaged Grant Thornton LLP ("Grant Thornton") to serve as the Company's independent public accountants.

     During the two most recent fiscal years and through the date hereof, eMagin did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on eMagin's consolidated financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.

Exhibit Number                         Exhibit Title

99.1                                   Press release issued September 23, 2002

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            EMAGIN CORPORATION

                             By:  /s/ Susan K. Jones
                                 --------------------------------------
                                 Name: Susan K. Jones
                                 Title: Executive Vice President and Secretary


Dated September 23, 2002.